UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2005

ADVANTA BUSINESS RECEIVABLES CORP.,
AS TRANSFEROR
ON BEHALF OF
ADVANTA BUSINESS CARD MASTER TRUST
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-81788 (Commission File Number)	23-2852207 (IRS Employer Identification Number)

ADVANTA BUSINESS RECEIVABLES CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-81788 (Commission File Number)	23-2852207 (IRS Employer Identification Number)

2215 B Renaissance Drive, Suite 5 Las Vegas, Nevada (Address of Principal Executive Offices)	89119 (Zip Code)

Registrant’s telephone number, including area code: (702) 966-4241

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. – Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement, dated June 29, 2005
AdvantaSeries Class A(2005-A2) Terms Document

Information to be Included in the Report

Section 8 – Other Events
Item 8.01. – Other Events

     Advanta Business Receivables Corp. (the “Registrant”) registered the Advanta Business Card Master Trust Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statement on Form S-3 (File No. 333-81788), as amended (the “Registration Statement”).

     As set forth in the Registration Statement, the Registrant formed Advanta Business Card Master Trust (the “Issuer”), which issued $225,000,000 in initial principal balance of its AdvantaSeries Class A(2005-A2) Asset Backed Notes (the “Offered Notes”) on July 7, 2005. The Class A(2005-A2) Asset Backed Notes were registered pursuant to the Registration Statement.

     This Current Report Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be issued in connection with the issuance of the Offered Notes, the forms of which were filed as exhibits to the Registration Statement.

     The primary assets of the Issuer are a pool of receivables in a portfolio of MasterCard®1 and VISA®1 revolving business purpose credit card accounts.

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 29, 2005, among Advanta Business Receivables Corp., Advanta Bank Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., each as a Representative of the Underwriters.

4.1	AdvantaSeries Class A(2005-A2) Terms Document, dated July 7, 2005, between the Issuer and Deutsche Bank Trust Company Americas, as Indenture Trustee.

[1]	MasterCard® and VISA® are federally registered servicemarks of MasterCard International Inc. and VISA U.S.A., Inc., respectively.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2005

ADVANTA BUSINESS CARD MASTER TRUST

By:	Advanta Bank Corp., as attorney-in-fact

By:	/s/ Michael Coco

Name:	Michael Coco
Title:	Vice President and Treasurer

ADVANTA BUSINESS RECEIVABLES CORP.

By:	/s/ Michael Coco

Name:	Michael Coco
Title:	President

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 29, 2005, among Advanta Business Receivables Corp., Advanta Bank Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., each as a Representative of the Underwriters.

4.1	AdvantaSeries Class A(2005-A2) Terms Document, dated July 7, 2005, between the Issuer and Deutsche Bank Trust Company Americas, as Indenture Trustee.